Exhibit 10.9

Joinder to Registration Rights Agreement

June 7, 2013

Wells Fargo Securities, LLC

J.P. Morgan Securities LLC

as Representatives of the

several Initial Purchasers listed

in Schedule 1 hereto

c/o Wells Fargo Securities, LLC

550 South Tyron Street

Charlotte, NC 28202-4200

Ladies and Gentlemen:

Reference is made to the Registration Rights Agreement (the “Registration Rights Agreement”) dated as of April 1, 2013 by and among Hawk Acquisition Sub, Inc., a Delaware corporation (“Merger Sub”), Hawk Acquisition Intermediate Corporation II (“Holdings”) and Wells Fargo Securities, LLC (“Wells Fargo”) for itself and on behalf of J.P. Morgan Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and the other initial purchasers set forth on Schedule I to the Purchase Agreement (the “Initial Purchasers”) concerning the sale by Merger Sub to the Initial Purchasers of $3,100 million aggregate principal amount of Merger Sub’s 4.25% Second Lien Senior Secured Notes due 2020 (the “Notes”) and together with the related guarantees (the “Securities”). Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Registration Rights Agreement.

H.J. Heinz Company (“HJH”), a Pennsylvania corporation, and each of the subsidiaries listed on Schedule 1 hereto (collectively with Holdings, the “Guarantors”) agree that this letter agreement is being executed and delivered in connection with the issue and sale of the Securities pursuant to the Purchase Agreement.

1. Joinder of the Successor Company. HJH hereby agrees to become bound by the terms, conditions and other provisions of the Registration Rights Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named as “HJH” and the “Company” therein and as if such party executed the Registration Rights Agreement on the date thereof.

2. Joinder of the Guarantors. Each of the Guarantors hereby agrees to become bound by the terms, conditions and other provisions of the Registration Rights Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named as a Guarantor therein and as if such party executed the Registration Rights Agreement on the date thereof.

3. Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

4. Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

5. Amendments. No amendment or waiver of any provision of this letter agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

6. Headings. The headings in this letter agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of Page Intentionally Blank]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this letter agreement will become a binding agreement among HJH and the Guarantors party hereto and the several Initial Purchasers in accordance with its terms.

Very truly yours,

H.J. HEINZ COMPANY

By:	/s/ Paulo Basilio
Name: Paulo Basilio
Title: Executive Vice President and Chief Financial Officer

HAWK ACQUISITION SUB, INC.

By:	/s/ Paulo Basilio
Name: Paulo Basilio
Title: Vice President and Secretary

H. J. HEINZ COMPANY, L.P.

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: Vice President and Treasurer

H. J. HEINZ FINANCE COMPANY

By:	/s/ Leonard A. Cullo
Name: Leonard A. Cullo, Jr.
Title: President

[Signature Page to Joinder to Registration Rights Agreement]

HAWK ACQUISITION INTERMEDIATE
CORPORATION II

By:	/s/ Paulo Basilio
Name: Paulo Basilio
Title: Vice President, Chief Financial Officer and Secretary

HEINZ CREDIT LLC

By:	/s/ Robert Yoshida
Name: Robert Yoshida
Title: President, Vice President, Secretary and Treasurer

HEINZ GP LLC

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: Vice President and Treasurer

HEINZ INVESTMENT COMPANY

By:	/s/ Robert Yoshida
Name: Robert Yoshida
Title: President, Vice President, Secretary, Treasurer and Assistant Treasurer

HEINZ MANAGEMENT L.L.C.

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: Vice President and Treasurer

HEINZ PURCHASING COMPANY

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: Vice President and Treasurer

[Signature Page to Joinder to Registration Rights Agreement]

HEINZ THAILAND LIMITED

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: Vice President and Treasurer

HEINZ TRANSATLANTIC HOLDING LLC

By:	/s/ Robert Yoshida
Name: Robert Yoshida
Title: President, Vice President, Secretary and Treasurer

HJH ONE, L.L.C.

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: President

HJH OVERSEAS L.L.C.

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: President and Treasurer

LEA AND PERRINS, INC.

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: Vice President and Treasurer

NANCY’S SPECIALTY FOODS

By:	/s/ Gilbert Schneider
Name: Gilbert Schneider
Title: President and Chief Executive Officer

[Signature Page to Joinder to Registration Rights Agreement]

HEINZ FOREIGN INVESTMENT
COMPANY

By:	/s/ Robert Yoshida
	Name:	Robert Yoshida
	Title:	President, Vice President, Treasurer and Secretary

[Signature Page to Joinder to Registration Rights Agreement]

SCHEDULE 1

Guarantors

1.	Hawk Acquisition Sub, Inc.
2.	H. J. Heinz Company, L.P.
3.	H. J. Heinz Company
4.	H. J. Heinz Finance Company
5.	Hawk Acquisition Intermediate Corporation II
6.	Heinz Credit LLC
7.	Heinz GP LLC
8.	Heinz Investment Company
9.	Heinz Management L.L.C.
10.	Heinz Purchasing Company
11.	Heinz Thailand Limited
12.	Heinz Transatlantic Holding LLC
13.	HJH One, L.L.C.
14.	HJH Overseas L.L.C.
15.	Lea and Perrins, Inc.
16.	Nancy’s Specialty Foods
17.	Heinz Foreign Investment Company